SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K/A
                                AMENDMENT NO. 1


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): MAY 24, 2004


                        CHINA PHARMACEUTICALS CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                    0-28879            98-0348508
 (State or other jurisdiction of      (Commission         (IRS Employer
         incorporation)               File Number)      Identification No.)




              14066 CATALINA STREET, SAN LEANDRO, CALIFORNIA 94577
               (Address of principal executive offices) (Zip Code)



                                 (510) 483-2382

               Registrant's telephone number, including area code



         3753 HOWARD HUGHES PARKWAY, SUITE 200, LAS VEGAS, NEVADA 89109
          (Former name or former address, if changed since last report)

ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

See the disclosure in Item 2. below.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

On May 24, 2004, the registrant closed its acquisition of 87.475% of Zhejiang University Pharmaceutical Co., Ltd., a Sino-foreign equity joint venture ("Zheda Pharmacy"), pursuant to the terms of an agreement dated as of May 24, 2004 with the owners of Sheung Tai Investments Limited. The registrant issued 13,848,220 shares of its common stock to the owners of Sheung Tai Investments Limited for 100% ownership of that entity. Sheung Tai Investments Limited owns 87.475% of Zheda Pharmacy. Of the remaining 12.525%, 7.5% is owned by Zhejiang University Enterprises Group (Holding) Co., Ltd., which is a wholly-owned subsidiary of Zhejiang University, and 5.025% is owned by five different hospitals that are also part of Zhejiang University.

Also on May 24, 2004, the registrant issued 31,151,780 shares to China Merchant DiChain Investment Holdings Limited and its designees for approximately $290,000 in debt conversion and assumption of costs of the transaction.

There are now 46,160,733 shares of common stock of the registrant issued and outstanding.

Except as otherwise noted, the following table sets forth certain information with respect to beneficial ownership of the registrant's shares as of April 22, 2004, adjusted for the consummation of the acquisition of Zheda Pharmacy: (a) each stockholder known to be the beneficial owner of more than five percent, in the aggregate, of the outstanding registrant's shares, (b) each director and executive officer of the registrant as of the date hereof, and (c) all executive officers and directors as a group.

---------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF SHARES              PERCENT OF ALL
                   NAME                                                  OWNED                  OUTSTANDING SHARES(1)<F1>
---------------------------------------------------------------------------------------------------------------------
China Merchants DiChain Investment Holdings Limited                     20,772,330                   45.0%
Units 3207-08, West Tower, Shun Tak Centre
168-200 Connaught Road Central, Hong Kong
---------------------------------------------------------------------------------------------------------------------
Anmer Capital Limited                                                   6,407,110                    13.9%
172 Kaixuan Road, Jianggan District, Hangzhou
Zhejiang Province, The People's Republic of China
---------------------------------------------------------------------------------------------------------------------
Good Achieve Investments Limited                                        3,005,064                    6.5%
Room 4905, Office Tower, Convention Plaza
1 Harbour Road, Wanchai, Hong Kong
---------------------------------------------------------------------------------------------------------------------
Aaron ZHU Xiaojun(2)<F2>                                                20,772,330                   45.0%
---------------------------------------------------------------------------------------------------------------------
Dr. FAN Di(2)<F2>                                                       20,772,330                   45.0%
---------------------------------------------------------------------------------------------------------------------
KWOK Yam Sheung                                                             0                         --
---------------------------------------------------------------------------------------------------------------------
Officers and Directors as a group (3 persons)                           20,772,330                   45.0%
---------------------------------------------------------------------------------------------------------------------
------------------

1<F1> The percentages shown are based on 46,160,733 shares, being the total of the issued and outstanding shares of the registrant as of April 22, 2004 and giving effect to the issuance of 45,400,000 shares upon completion of the acquisition of Zheda Pharmacy.

2<F2> China Merchants DiChain Investment Holdings Limited is the record owner of these 20,772,330 shares of common stock of the registrant. Dr. FAN Di, an officer and director of the registrant, is also a director of China Merchants


                                       2


DiChain Investment Holdings Limited and both Dr. FAN Di and Aaron ZHU Xiaojun, an officer and director of the registrant, are directors of the sole controlling shareholder of China Merchants DiChain Investment Holdings Limited. Accordingly, they are deemed to be beneficial owners of these shares.


Zhejiang University Pharmaceutical Co., Ltd. was founded in 1969 in Hangzhou City, Zhejiang Province, PRC. It was formally incorporated on March 8, 2000 in the People's Republic of China ("PRC") and was later converted into a sino-foreign joint venture enterprise in the PRC. Located in M10-19-2, Xinyaogang, Hangzhou Economic & Technological Development Zone, Zheda Pharmacy is mainly engaged in research and development, production, wholesale and retail of oral liquid, capsules, medical optical instruments and optical spyholes, health food, and biological medicines.

On October 17, 2003, Zheda Pharmacy set up a wholly-owned subsidiary, Zhejiang University Pharmaceutical Sales Co., Ltd, a company incorporated in the PRC.

As the sole pharmaceutical enterprise of Zhejiang University, Zheda Pharmacy possesses advantages in talents, research and development strength, and hospital resources. It aims to develop into a pharmaceutical conglomerate with a wide range of sectors: pharmaceutical research and development, pharmaceutical production and marketing, and medicare network within 2006. In addition to the headquarters in Xinyaogang, Hangzhou Economic & Technological Development Zone, a 7.4 hectares modern production base for biological and natural medicines in line with GMP standards is under construction and will be completed by the end of June 2004.

To build up a better marketing network in China, Zheda Pharmacy has set up two important pharmaceutical marketing corporations since January 2004:

(1) Zhejiang University Pharmaceutical Marketing Co., Ltd: this subsidiary company is located in Hangzhou City and has passed GSP standard in 2003. Its main business is marketing over 300 kinds of products, including biological products, prepared Chinese medicines and western medicines. The sales volume for the year of 2004 is expected to reach RMB 220 million (approximately US$26 million).

(2) Zhejiang University Pharmaceutical Gushi Medical Co. Ltd: the subsidiary company in Gushi City of Henan province is marketing above 300 kinds of products, covering the areas of North China, Central China and Southwest China. The sales volume for Year 2004 is expected to reach RMB100 million (approximately US$12 million).

These two pharmaceutical marketing subsidiaries will be engaged in marketing of products of Zheda Pharmacy and of world-famous medical products as well, mainly in eye drops, and other medicines for immunity-increase, anti-colds, anti-women's menopause, and anti-decrepitude anti-cancer, and medicines for cardiovascular diseases.

The total sales volume in China for the year of 2004 is expected to reach RMB 300 million (approximately US$36 million), RMB 600 million (approximately US$72 million) for 2005, and RMB1 billion (approximately US$120 million) for 2006. The marketing network abroad will be set up in late 2004, and, the sales volume abroad is projected to reach RMB 5 million dollars (approximately US$600,000) in 2005.

Management of the registrant consists of the following:

Dr. FAN Di, Chief Executive Officer and Director since February 2004

Dr. FAN is currently the Chairman and Chief Executive Officer of China Merchants DiChain (Asia) Limited, a company listed on the Stock Exchange of Hong Kong, Limited. Since April 2003, Dr. FAN has been the Chairman, Chief Executive Officer, and an executive director of DF China Technology Inc., a publicly-traded company, where he is responsible for overseeing the strategic development of that company. From December 1999 to July 2002, he worked for China Merchants Group as an Executive Director and Chief Financial Officer and has substantial experience in financial management and business management. He holds a Ph.D. in Business Administration from the University of Southern California, U.S.A.

Mr. Aaron ZHU Xiaojun, President and Director since February 2004

Mr. Zhu has extensive experience in the fields of business development, marketing, and finance with companies based in the United States. Mr. Zhu served as a financial analyst for U.S. Media Corporation from 1992 to 1994, and a financial controller and ERP/business consultant for Fourth Shift Corporation in Asia and in the United States from 1996 to 1997. Mr. Zhu also served as a vice president of operations at Harrington Signal Corporation in the United States from January 1997 to February 2000, responsible for strategic planning, corporate finance, information technology and supply chain management. Since April 2003, he has been an executive director of DF China Technology Inc. He is currently in charge of corporate strategic marketing, business development, and investment financing for DF China Technology Inc. and its subsidiaries. Mr. Zhu holds a Bachelor Degree in Business Administration from Shenzhen University, located in the People's Republic of China, and an MBA degree from Regent University, in the United States.

Mr. KWOK Yam Sheung, Corporate Secretary

Mr. Kwok has been the Company Secretary of China Merchants DiChain (Asia) Limited, a company listed on the Stock Exchange of Hong Kong Limited, since March 2001. He is a fellow member of the Institute of Chartered Secretaries and Administrators in the United Kingdom and a fellow member of the Hong Kong Institute of Company Secretaries. He has worked for a number of public listed companies as company secretaries and also has extensive experience in the property industry. Since April 2003, he has been a director of DF China Technology Inc.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired: See exhibits 99.1 and 99.2 below.

(b)     Pro forma financial information: See exhibit 99.3 below.

(c)     Exhibits:
        ------------------------------------------------------------------------
         REGULATION
         S-B NUMBER                   DOCUMENT
        ------------------------------------------------------------------------
            2.1 Sale and Purchase Agreement in relation to the entire issued share capital of Sheung Tai Investments Limited dated May 24, 2004
        ------------------------------------------------------------------------
           99.1 Audited financial statements of Zhejiang University Pharmaceutical Co., Ltd. for the Years ended December 31, 2003 and 2002
        ------------------------------------------------------------------------

           99.2 Unaudited financial statements of Zhejiang University Pharmaceutical Co., Ltd. for the three months ended March 31, 2004

        ------------------------------------------------------------------------

           99.3 Pro Forma Combined Balance Sheet and Statement of Operations for Zhejiang University Pharmaceutical Co., Ltd. and China Pharmaceuticals Corporation as of March 31, 2004 and for the three months then ended and Statement of Operations for the year ended December 31, 2003

        ------------------------------------------------------------------------
        ----------------



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CHINA PHARMACEUTICALS CORPORATION


July 27, 2004                            By:   /s/ AARON ZHU
                                            ------------------------------------
                                                 Aaron Zhu, President










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